PROSPECTUS                                                        JUNE 2, 1997
                        VAN ECK GLOBAL REAL ESTATE FUND
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                   99 Park Avenue, New York, New York 10016
                      Account Assistance: (800) 544-4653

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Van Eck Funds (the "Trust") is an open-end management investment company consisting of separate funds. This Prospectus relates only to Global Real Estate Fund (the "Fund").

GLOBAL REAL ESTATE FUND (CLASS A, CLASS B AND CLASS C)--seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Associates Corporation (the "Adviser"), 99 Park Avenue, New York, New York 10016, serves as investment adviser to the Fund. See "Management". Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Fund's shares. See "Purchase of Shares--Alternative Purchase Arrangements" on page 14 to determine your purchase options for the Fund.

INVESTORS SHOULD BE AWARE THAT AN INVESTMENT IN THE FUND HAS GREATER INVESTMENT RISK THAN MANY MUTUAL FUNDS. THE FUND INTENDS TO ENGAGE IN A NUMBER OF INVESTMENT ACTIVITIES INCLUDING INVESTING IN A SINGLE INDUSTRY, BORROWING FOR INVESTMENT PURPOSES (I.E., ENGAGE IN LEVERAGING), INVESTING IN COUNTRIES WITH EMERGING SECURITIES MARKETS AND ECONOMIES AND INVESTING IN RESTRICTED SECURITIES OF UNSEASONED ISSUERS AND NON-READILY MARKETABLE SECURITIES. THESE INVESTMENT ACTIVITIES ARE CONSIDERED TO BE SPECULATIVE AND COULD RESULT IN ADDITIONAL COST AND INVESTMENT RISK TO THE FUND. CONSEQUENTLY, THE FUND IS NOT INTENDED TO BE A COMPLETE INVESTMENT AND ARE INTENDED FOR THOSE INVESTORS WHO CAN ASSUME GREATER RISK WITH RESPECT TO A PORTION OF THEIR INVESTMENT PORTFOLIO. FURTHER INFORMATION ON THE FUND AND THESE ACTIVITIES IS PROVIDED ON PAGES 4-13 AND INVESTORS SHOULD READ THIS MATERIAL CAREFULLY.

                               ---------------

This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference. For more information about the Fund, please call the Fund or the Distributor at the above telephone number.

A Statement of Additional Information, dated June 2, 1997, which further discusses the Trust and the Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
TABLE OF CONTENTS                                                           PAGE
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
Transaction Data...........................................................   3
The Fund...................................................................   4
Investment Objective and Policies..........................................   4
Risk Factors...............................................................   5
Limiting Investment Risks..................................................  12
Purchase of Shares.........................................................  13
Exchange Privilege.........................................................  19
Tax-Sheltered Retirement Plans.............................................  20
Investment Programs........................................................  21
Redemption of Shares.......................................................  21
Dividends and Distributions................................................  23
Management.................................................................  23
Plan of Distribution.......................................................  24
Advertising................................................................  25
Taxes......................................................................  26
Description of the Trust...................................................  26
Additional Information.....................................................  27

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares." The Adviser may from time to time waive fees and/or reimburse certain expenses of the Fund.

                                              CLASS-A      CLASS-B      CLASS-C
                                              -------      -------      -------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge Imposed on
 Purchases (as a percent of offering
 price).................................       4.75%           0%           0%
Contingent Deferred Sales or Redemption
 Charge*................................          0%        5.00%        1.00%
ANNUAL FUND OPERATING EXPENSES (as a
 percent of average net assets):**
Management Fees.........................       1.00%        1.00%        1.00%
12b-1 Fees/Shareholder Servicing
 Fees***................................        .50%        1.00%        1.00%
Other Expenses+.........................        .56%         .58%         .58%
                                               ----         ----         ----
  Transfer and Dividend Disbursing...... .15%         .17%         .17%
  Custodian Fees........................ .12%         .12%         .12%
  Other Expenses........................ .29%         .29%         .29%
                                         ---          ---          ---
Total Fund Operating Expenses...........       2.06%        2.58%        2.58%
                                               ====         ====         ====

EXAMPLE: You would bear the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.++

                                                        CLASS-A CLASS-B CLASS-C
                                                        ------- ------- -------

 1 year...............................................  $ 67.41 $ 76.11 $36.11
 3 years..............................................  $109.00 $120.25 $80.25

--------
* The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. A Redemption Charge on Class C shares of 1% is applied to redemptions during the first year of purchase and is applied to the lesser of purchase price or net asset value at redemption.
** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
*** Long-term shareholders in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
+ Other Expenses are estimates which assume $30 million in average daily net assets. These expenses may vary and may be greater or less than those shown. ++ The 5 and 10 year expenses are not required of those funds in existence for a period of less than 10 months.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURN. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. INFORMATION REGARDING MANAGEMENT FEES AND 12B-1 FEES CAN BE FOUND UNDER "MANAGEMENT" AND "PLAN OF DISTRIBUTION."

                                   THE FUND

Global Real Estate Fund is a series of the Trust, a "business trust" organized under the laws of the Commonwealth of Massachusetts on April 3, 1985. Class A shares are denoted with the suffix -A, Class B shares with the suffix -B and Class C shares with the suffix -C. The Fund is known as one of the Van Eck Global Funds. The other Van Eck Global Funds are Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund. The Trust also consists of other series, all of which together are hereinafter referred to as the "Van Eck Group of Funds."

The Fund is classified as non-diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that the Fund at the close of each quarter of its taxable year, must, in general, limit its investments in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets and
(iii) the Fund will not own more than 10% of the outstanding voting securities.

                       INVESTMENT OBJECTIVE AND POLICIES

A description of the investment objective and policies of the Fund is set forth below. The investment objective of the Fund may not be changed without the affirmative vote of a majority of the outstanding securities of the Fund, as defined in the Act. As a result of the market risk inherent in any investment, there is no assurance that the Fund will achieve its objective. For further information about the Fund's investment policies, see "Investment Objective and Policies of the Fund" in the Statement of Additional Information.

GLOBAL REAL ESTATE FUND

OBJECTIVE:

Global Real Estate Fund seeks to maximize total return, through both income and capital appreciation, by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

POLICIES:

The Fund will, under normal conditions, invest at least 65% (and at times, nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets ("Real Estate Companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"). American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A Real Estate Company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospitality real estate. Real Estate Companies may include, among others: equity REITs; mortgage REITs; hybrid REITs; hotel companies; real estate brokers or developers; and companies which own significant real estate assets.

A REIT's assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interests. A mortgage REIT invests in real estate mortgage loans and realizes income from interest payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

The Fund pursues a flexible strategy of investing in a diversified portfolio of securities of companies throughout the world including the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Adviser. The Fund will normally invest in at least three countries including the

United States. The Adviser anticipates that the Fund will give particular consideration to investments in the United States, Canada, Hong Kong, Singapore, Malaysia, Japan, Australia, France, the Netherlands and the United Kingdom. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America and Eastern Europe.

The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

To attempt to protect against uncertainties in the markets or in anticipation of the need for cash to meet redemption requests or settlement of portfolio transactions, the Fund may, for temporary defensive purposes, invest in short-term debt securities and money market instruments in excess of 35% of its total assets. There is no limit on the amount of foreign currencies or short-term instruments denominated in a foreign currency the Fund may hold.

The Fund may invest more than 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates investments in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments and rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the Act.

The Fund currently intends to limit its investments in debt securities rated lower than Baa by Moody's Investors Services Inc. ("Moody's") to 25% of its total assets. Purchase of a debt security is consistent with the Fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by Standard & Poor's Corporation ("S&P"), or other rating agency or is unrated but judged to be of equivalent rating quality by the Adviser. Up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly. See "Risk Factors--Debt Securities" and "Risk Factors--Low Rated or Unrated Debt Securities."

The Fund may, as described below in "Risk Factors," invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may become available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors--Direct Investments."

PORTFOLIO TURNOVER AND BROKERAGE: It is anticipated that the annual portfolio turnover rate for the Fund may exceed 100%. A portfolio turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by the Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Fund.

                                 RISK FACTORS

The risks associated with investing in equity securities include the risk that stock values tend to fluctuate in response to the activities of individual companies and general market and economic conditions. The securities of smaller, less well-known companies may be particularly volatile. Fixed-income and short term instrument values tend to fluctuate with interest rates and the credit rating of the issuer. Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, any dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments. The Adviser will select investments for the Fund that it believes offer the greatest opportunity for maximum total return. There can be no assurance that the Adviser will be successful. In addition, assets of the Fund may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

The Fund may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "Foreign Currency and Foreign Currency Transactions" below. See also "Taxes" in the Prospectus and "Risks Factors--Foreign Securities" in the Statement of Additional Information.

In addition to investing directly in the securities of United States and foreign issuers, the Fund may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). See "Foreign Securities" in the Statement of Additional Information.

EMERGING MARKETS SECURITIES

Investments of the Fund may be made in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the markets of developing countries involves exposure to potentially unstable governments, the risk of naturalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares of many issuers may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, the Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Changes in currency exchange rates may affect the Fund's net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce the

Fund's losses on a security when a foreign currency's value changes. The Fund will enter into forward contracts to duplicate a cash market transaction. The Fund will not purchase or sell foreign currency as an investment except that it may enter into currency swaps. See "Currency Swaps," "Options," "Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

CURRENCY SWAPS

The Fund may enter into currency swaps solely for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

OPTIONS

For hedging and other purposes (such as creating synthetic positions), the Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval. The Fund may write call or put options. An options transaction involves the writer of the option, upon receipt of premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price.

The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund, exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid and will be subject to the limitation on investments in illiquid securities.

FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for BONA FIDE hedging purposes, as such term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

The Fund may write, purchase or sell put and call options on financial futures contracts. The Fund may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities" above and "Futures and Options Transactions" in the Statement of Additional Information.

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Options and futures contracts can be used by the Fund as part of various hedging techniques and strategies.

When the Fund intends to acquire securities for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

To protect against anticipated declines in the value of the Fund's investment holdings, the Fund may use options, forward and futures contracts, structured notes, swaps and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may hedge against changes in the value of one currency in relation to another currency in which portfolio securities of the Fund may be denominated. The Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Fund may invest. However, there can be no assurances that, in the case of foreign currencies, the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Sub-Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options and other investments which do not have readily available market quotations, are subject to the limitation on investments in illiquid securities.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Fund.

INDEXED SECURITIES AND STRUCTURED NOTES

The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and notes determined to be illiquid will be aggregated with other illiquid securities and subject to the Fund's limitation on illiquid securities.

DEBT SECURITIES

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. These changes in market value will be reflected in the Fund's net asset value. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. See "Debt Securities" in the Statement of Additional Information.

LOW RATED OR UNRATED DEBT SECURITIES

The Fund may invest in lower quality, high-yielding debt securities, including high-yielding foreign debt securities (commonly referred to as "junk bonds") which are (i) rated as low as Baa by Moody's or (ii) unrated. Lower rated and unrated debt securities have some "equity" characteristics and are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. Lower rated debt securities present a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. The Fund will not invest more than 25% of its assets in debt securities rated below Baa by Moody's.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Fund may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the Act.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING

The Fund may borrow up to one-third of the value of its net assets to increase its holdings of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

DIRECT INVESTMENTS

Direct investments include the private purchase from an enterprise or a principal investor in the enterprise of an equity interest in the enterprise in the form of shares of common stock, rights or warrants to purchase common stocks, securities convertible into common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide for the Fund to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited scope of operations, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated. See "Risk Factors--Direct Investments" in the Statement of Additional Information.

SHORT SALES

The Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment, U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 25% of the Fund's net assets. The value of securities of any one issuer sold short will constitute no more than 5% of the Fund's net assets or no more than 2% of the issuer's outstanding class of securities. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund acquires a security for a relatively short period, and simultaneously agrees to sell it back at an agreed upon price and time. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party. The Adviser or Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. Repurchase agreements with foreign dealers may be less well-secured than U.S. repurchase agreements, and they may be denominated in foreign currencies. They may also involve greater risk of loss or counterparty default. Some counterparties in these transactions may be less creditworthy and subject to less regulation than those in U.S. markets. See "Risk Factors--Repurchase Agreements" in the Statement of Additional Information.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Fund is not without risk, the Fund follows certain policies in managing its investments which may help to reduce risk. Certain of these policies are deemed fundamental and may be changed as to the Fund only with the approval of the holders of a majority of outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of outstanding shares are present in person or by proxy, or (ii) more than 50% of outstanding shares. Certain of the more significant investment restrictions applicable to the Fund are set forth below. Additional restrictions are described in the Statement of Additional Information.

  1. The Fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options).

  2. The Fund will not purchase more than 10% of any class of a company's outstanding voting securities.

  3. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

  4. Purchase or sell real estate, although the Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

Further information regarding these and other of the Fund's investment policies and restrictions is provided in the Statement of Additional Information.

                              PURCHASE OF SHARES

Shares of the Fund may be purchased either by (1) ordering the shares through a "Broker" or "Agent," as defined below, and forwarding a completed Application or brokerage firm settlement instructions with payment (except for Investors Fiduciary Trust Company fiduciary retirement accounts, which must be purchased direct); or (2) completing an Application and mailing it with payment to the Fund's Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment, made payable to the Van Eck Funds, must be in U.S. Dollars. Third party checks will not be accepted. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. The Fund reserves the right to reject any purchase order.

Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more. Either minimum may be reduced or waived by the Fund for pension or retirement plans, for investment plans calling for periodic investments in shares of the Fund, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Shares of the Fund are sold at the public offering price (net asset value plus applicable sales charge) next computed after receipt of a purchase order in proper form, as follows. Generally, orders must be received by DST prior to the close of business on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m., Eastern Time, in order to receive the price computed that day. If a shareholder desires to guarantee a given date of receipt, the order may be mailed by overnight courier to DST at 1004 Baltimore, 4th Fl., Kansas City, Missouri, 64105. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order. If the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 P.M., Eastern Time, the investor will receive the price of that day. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent. Orders received after the above times will be processed on the next business day.

The net asset value of the Fund is computed once daily, as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M., Eastern Time, on each business day, Monday through Friday, exclusive of national business holidays. The assets of the Fund are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The Fund may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business), and consequently, the net asset value of shares of the Fund may be significantly affected on days when an investor has no access to the Fund.

An investor who wishes to purchase shares of more than one fund in the Van Eck Group of Funds must complete separate Applications for each fund and remit separate checks to each fund. If an investor fails to indicate the fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund, a series of Van Eck Funds, and the investor may then exchange at current price into the desired fund.

Certificates for shares of the Fund are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B or Class C shareholders.

Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, which is a wholly-owned subsidiary of the Adviser, serves as distributor of the Fund's shares and has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Fund ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Fund ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares of the Fund may be purchased under any one or all of the following arrangements:

    (i) with an initial sales charge imposed at the time of purchase ("Class A shares");

   (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares"); or

  (iii) with a redemption charge imposed at the time of redemption if such redemption is within 12 months of the initial purchase ("Class C shares").

With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B and C shares will be higher than that applicable to Class A shares.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge or in the case of the Class C shares, the redemption charge would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Certain purchases of Class A shares qualify for reduced initial sales charges. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Because Class A shares are subject to a lower distribution and services fee, they pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, investors do not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment.

Class B and Class C shares do not incur a sales charge when they are purchased, but Class B shares are subject to a sales charge if they are redeemed within six years of purchase and Class C shares are subject to a redemption charge if they are redeemed within one year of purchase. Class B and Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to that Class of shares (see "Plan of Distribution"). Class B and Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B and Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B and

Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below. Some investors might determine that it would be more advantageous to purchase Class B or C shares in order to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge, or, in the case of Class C shares, for a one-year period being subject to a redemption charge.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of Fund shares will be paid, in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales or redemption charge incurred upon redemption within applicable time periods. (See tables of sales charges on page 16.) Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge or redemption charge and ongoing distribution and services fees with respect to the Class B and Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

Conversion Feature. Eight years after the end of the month in which the shareholder's order to purchase Class B or Class C shares was accepted, such shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. This conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and Class C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or Class C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

The conversion of Class B or Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B or Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of the Fund are set forth in the tables below. The Fund imposes a 12b-1 distribution and services fee. The Fund's Class A shares have a 12b-1 fee of .50% of average daily net assets per annum. All or a portion of these fees may be paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities, as determined from time to time by the Fund.

The Fund's Class B and/or Class C shares impose a 12b-1 fee of 1% of average daily net assets. Of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75 of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. See "Plan of Distribution".

CLASS A
(GLOBAL REAL ESTATE FUND)

                                            SALES CHARGE AS A     DISCOUNT TO
                                              PERCENTAGE OF    BROKERS OR AGENTS
                                           -------------------  AS A PERCENTAGE
                                           OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                   PRICE    INVESTED   OFFERING PRICE*
-------------------------                  -------- ---------- -----------------
Less than $100,000........................   4.75%     5.0%          4.00%
$100,000 to less than $250,000............   3.75%     3.9%          3.15%
$250,000 to less than $500,000............   2.50%     2.6%          2.00%
$500,000 to less than $1,000,000..........   2.00%     2.0%          1.65%
$1,000,000 and over.......................   None**

CLASS B***
(GLOBAL REAL ESTATE FUND)
SHAREHOLDER'S TIME OF REDEMPTION                               CONTINGENT DEFERRED SALES CHARGE
--------------------------------                               --------------------------------
During Year One.......................................... 5.0% of the lesser of NAV or purchase price
During Year Two.......................................... 4.0% of the lesser of NAV or purchase price
During Year Three........................................ 4.0% of the lesser of NAV or purchase price
During Year Four......................................... 3.0% of the lesser of NAV or purchase price
During Year Five......................................... 2.0% of the lesser of NAV or purchase price
During Year Six.......................................... 1.0% of the lesser of NAV or purchase price
Thereafter............................................... None
CLASS C***
(GLOBAL REAL ESTATE FUND)
SHAREHOLDER'S TIME OF REDEMPTION                             CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------                             -------------------------------------
During Year One.......................................... 1.0% of the lesser of NAV or purchase price
Thereafter............................................... None

--------
  * Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
 ** For any single purchase of $1,000,000 or more of Class A shares the Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such purchase and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares purchased that remain outstanding throughout such months. An eligible purchase is a single purchase for a single client (purchases for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible purchases registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Purchases made through a bank trust department, advisory firm or special program, as determined by the Distributor, which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
*** Brokers or Agents who sell Class B Shares receive a sales commission of 4.0% of the value of the shares sold at the time of investment. Brokers or Agents who sell Class C shares receive a distribution and a servicing fee of .75 of 1% and .25 of 1% respectively, of the value of the shares sold at the time of investment (see "Plan of Distribution"). The Distributor may alter these amounts.

========

  Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below.

The contingent deferred sales charge on Class B and the redemption charge on Class C is waived on redemptions of shares following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to those shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code, after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

Shares of the Fund may be purchased without a sales charge by Trustees, officers and full-time employees (and their parents, spouses and children under the age of 21) and agents of the Trust, the Adviser or the Distributor and their affiliates and agents and by employees of Brokers or Agents (and their spouses and children under the age of 21) or in connection with a merger or other business combination, or by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may also be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or a trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value. Shares of the Fund which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Fund's $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Class A shares purchased and paid for with the proceeds of shares redeemed in the past 3 months from a mutual fund (other than a fund managed by the Adviser or any of its affiliates) on which a sales charge was paid (including Fund shares purchased by means of an exchange from U.S. Government Money Fund whose shares were purchased and paid for in this manner) may be purchased at net asset value, provided that the representative of record is the same for the Fund account as it was for the other mutual fund account. This waiver must be requested when the purchase (or exchange) order is placed for shares of the Fund, and the Distributor may require evidence of the investor's qualification for this waiver.

In addition to the discounts allowed to Brokers and Agents, the Distributor may, at its own expense, subject to applicable laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips

(including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Fund. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Fund at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of the Fund's Class A shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring the Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Group of Funds (except U.S. Government Money Fund ) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Group of Funds, except for U.S. Government Money Fund (or $25,000 or more in International Investors Gold Fund and Gold/Resources Fund), within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Group of Funds (except for U.S. Government Money Fund) where the aggregate value of those shares plus shares of these funds previously purchased and still owned, determined at the current offering price, is more than $100,000 (or more than $25,000 for International Investors Gold Fund and Gold/Resources Fund), provided the Distributor or DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's ability to invest the Fund's assets in accordance with its investment objective and policies, cause the Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the fund being exchanged from or into or both. Shareholders are limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund may be excluded from this limitation if that fund or the Adviser believes that exclusion will not be materially disadvantageous to other shareholders. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to U.S. Government Money Fund. The Adviser may impose other restrictions on trading in Fund shares in response to short-term market fluctuations. Active shareholders should consult the Fund as to current policy.

The Fund reserves the right to modify or terminate the Exchange Privilege of the Fund or of any shareholder or to limit or reject any exchange. Although the Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be in the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Shareholders of funds in the Van Eck Group of Funds may exchange shares, at net asset value, for shares of the same Class of any of the other funds. Shares of U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege may only be exchanged into Class A shares, subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Fund, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase.

The Fund has the ability to redeem its shares in kind. The Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged), along with appropriate documentation, if necessary. Exchanges are only available in states where purchases may legally be made. All persons authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Written exchange requests in proper order will be executed on the day of receipt (or, if that is not a business day of the Fund, on the next business day following receipt). Written exchange requests may be sent to Van Eck Funds, c/o DST, either by regular mail to:
P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to: 1004 Baltimore, 4th Floor, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Completion of the Account Application or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and, except for retirement plan accounts, the Telephone Redemption Privilege, unless otherwise indicated. By electing one or both of the Privileges, the investor is authorizing the Fund, its agents and affiliates to act on any instructions they believe to be genuine. The Fund, its agents and affiliates will employ reasonable procedures, described below, to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss or expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor, unless they fail to employ these procedures. Shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising it.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption.

If the exchanging shareholder does not have an account in the fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted if the shares are held on deposit, if the amount of the request is $50,000 or less per day and if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier.

The Fund reserves the right to refuse a request for the Telephone Redemption or Exchange Privilege without prior notice either during or after the call. The Fund reserves the right to modify or terminate the Exchange Privilege at any time. See "Exchange Privilege" in the Statement of Additional Information.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income. Investments may also be made in the name of a spouse, if the spouse is treated as having no earned income.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals, seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Fund. This information should be read carefully and consultation with an attorney or tax advisor is advisable.

                              INVESTMENT PROGRAMS
DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice to DST (the Fund's dividend paying agent), either directly, or through a Broker or Agent, that dividends and capital gains distributions of the Fund should be paid in cash, dividends and capital gains distributions will be reinvested in shares of the Fund at net asset value without a sales charge. Reinvestments of dividends and capital gains distributions in shares of the Fund will occur on a date selected by the Board of Trustees.

In addition, dividends and capital gains distributions paid by the Fund (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any fund in the Van Eck Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Fund offers to investors a program for regularly investing specified dollar amounts in the Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his or her checking account and use the proceeds to purchase shares of the Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Fund offers a program for regularly exchanging a specified dollar amount from one fund to another fund in the Van Eck Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from, and purchase shares of, another fund in the Van Eck Group. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of the Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a specified amount. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

                             REDEMPTION OF SHARES

The market value of the securities in the portfolio of the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the Fund's redemption value may be more or less than the shareholder's cost. (See "Purchase of Shares.")

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of the Fund to be redeemed were purchased by check, the Trust reserves the right to make payment on such redemption request only after it has assured itself that the check has been cleared for payment, which may take as long as 15 days.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Fund to dispose of the securities owned by them or to determine fairly its net asset value; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund reserves the right to redeem shares of the Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by the Fund.

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of the Fund may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141: (1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed);
(2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (such as a broker-dealer or bank; a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g., appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the funds in the Van Eck Group of Funds to a retirement plan held by another recognized custodian/trustee. For additional mailing instructions to DST and times of processing, see "Purchase of Shares."

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES" ON PAGE 19)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Fund has authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the redemption of shares of the Fund. If a shareholder uses the services of a Broker or Agent in effecting a redemption of shares, the Broker or Agent may charge a fee for its services. The redemption price is the net asset value per share next determined after the redemption order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such redemption orders to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form (including any share certificates) as described above or an indemnity from the Broker or Agent of record on the account. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders. See "Purchase of Shares" for DST's times of processing.

EXPEDITED REDEMPTION

Requests for Expedited Redemption of shares of any of the funds in the Van Eck Group of Funds may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion of the Account Application. Shareholders redeeming a minimum of at least $1,000 of shares which are on deposit with DST may redeem by telephoning DST at 1-800-345-8506. The Fund and/or DST reserve the right to refuse telephone requests at any time. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the Application (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired. Shareholders may contact DST for additional information concerning an Expedited Redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers or may deliver written instructions by post or courier.

BUY-BACK PRIVILEGE

Any shareholder who redeems Class A shares of any of the funds in the Van Eck Group of Funds has a one-time right to reinvest in shares of these funds at net asset value without the payment of a sales charge within 30 days after the redemption. The amount of this reinvestment cannot exceed the amount of the redemption proceeds and shareholders must inform the Fund or DST that they are exercising this right at the time of the reinvestment. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such 30-day period in the same Fund is considered a "wash sale" under federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (see "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Fund's investment activity annually in December. Dividend or capital gain distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of the Fund ends on December 31.

                                  MANAGEMENT
TRUSTEES

The management of the business and affairs of the Fund is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Trust, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, serves as the investment adviser and manager to the Fund pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the Fund and furnishes the Fund with a continuous investment program which includes determining which securities should be bought, sold or held. The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The advisory fee paid to the Adviser with respect to the Fund is higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following trends and companies in many different countries and stock markets throughout the world).

The Adviser acts as investment adviser or sub-investment adviser to other registered investment companies and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of Van Eck Associates Corporation at May 31, 1997 were approximately $1.6 billion. John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.

Kevin L. Reid--Portfolio Manager of Global Real Estate Fund. He is responsible for managing the Fund's portfolio of investments. Mr. Reid also serves as Co-Portfolio Manager of the Global Hard Assets Fund. He is an officer of the Trust and another mutual fund advised by the Adviser. Mr. Reid has over ten years of experience in many facets of real estate including acquisitions, financings, portfolio management and construction. Mr. Reid was previously employed by Trammel Crow Co. and Merrill Lynch and Co., and was a principal in a private contracting firm. He holds an M.B.A. from Harvard University and a B.A. from Colgate University.

Other investment professionals who are expected to have significant input with respect to the Fund's investments include:

Derek S. van Eck, CFA--Director of Global Investments and Executive Vice President of the Adviser and Co-Portfolio Manager of Global Hard Assets Fund. He is also an officer of the Trust and another mutual fund advised by the Adviser. Prior to joining Van Eck, he was an analyst at CS First Boston. Mr. van Eck holds an M.B.A. from Northwestern University and a B.A. from Williams College.

Timothy Chan--Hong Kong based Director of Asian Equities and Portfolio Manager of the Asia Dynasty Fund. Mr. Chan has 12 years of investment management experience in Hong Kong and Tokyo. Prior to joining Van Eck, Mr. Chan served as Portfolio Manager of BZW Investment Management. Before that, he was with Sun Hun Kai Fund Management and Standard Chartered Bank. Mr. Chan holds a B.A. from the University of Hong Kong.

EXPENSES

The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), Rule 12b-1 distribution expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the funds in the Van Eck Group of Funds are allocated among the funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Fund reimburses the Adviser for its costs in servicing shareholder accounts and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

                             PLAN OF DISTRIBUTION

The Fund has adopted Plans of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. The Plan may be terminated at any time by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The fees under the Plan are paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

The Plan is a compensation plan. Under a compensation type plan, the fees under the plan are not directly tied to expenses and payments by the Fund and may be more or less than actual expenses incurred under the plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

The Plan has a "carry-forward" provision, which provides that any reimbursable or payable amount under the Plan attributable to a fiscal year of the Fund may be paid by the Fund in a subsequent fiscal year, including after the termination of the Plan. Amounts payable or reimbursable to the Distributor under the Plan that are not paid because they exceed the annual limitation (carry-forward amounts) are carried forward by the Fund to subsequent years and are paid within the annual limitation in accordance with the Plan. Consequently, shareholders may pay distribution expenses incurred by the Fund prior to becoming a shareholder.

In the event the Plan is terminated, the Distributor would not be entitled to reimbursement in respect of costs incurred in, or payment for, performing distribution activities which occur after termination of the Plan. However, the Distributor would be entitled to reimbursement of all carry-forward amounts and other costs properly incurred in respect of shares distributed prior to termination of the Plan. The Fund would continue to make payments to the Distributor subject to the annual limitation until such time as all such amounts had been reimbursed.

The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets for Global Real Estate Fund-A and at an annual rate of 1.00% of average daily net assets for Global Real Estate Fund-B and Global Real Estate Fund-C. For the periods prior to April 30, 1998, the Distributor has agreed, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

The Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% and
 .75%, respectively, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .25% and .75%, respectively, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .25% of the average daily net assets. No dealer shall receive more than
 .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plan and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then net asset value of any shares redeemed from the Fund before the first anniversary of their purchase. If the shares are exchanged into another fund in the Van Eck Group of Funds offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund for the first fund.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time, the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of the Fund is computed separately for each Class.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. These include market, economic and performance data and indices. For example, the Fund may quote market performance of the S&P 500 and the Europe Australia Far East Index; the performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Global Real Estate Fund may be compared to the following indices: Salomon Brothers World Property Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index and Morgan Stanley REIT Index, among others. See the Appendix in the Statement of Additional Information.

                                     TAXES

The Fund intends to qualify as a "regulated investment company" under the Code and will not pay federal income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gains rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by the Fund is likely to qualify for the 70% dividends received deduction allowable to corporations. If the Fund fulfills certain requirements, shareholders may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income and short-term capital gains, if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Fund is not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisors regarding taxes, including state and local taxes, applicable to dividends, distributions, exchanges and redemptions.

                           DESCRIPTION OF THE TRUST

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts.

The Trustees have authority to issue an unlimited number of shares of beneficial interest of each fund, $.001 par value. As of October 15, 1997, nine funds of the Trust are being offered, which shares constitute the interests in the Asia Dynasty Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Global Income Fund (Class A), Global Real Estate Fund (Class A, B and C), Gold/Resources Fund (Class A), International Investors Gold Fund (Class A) and U.S. Government Money Fund. A "fund" is a separate pool of assets which is separately managed and which may have different investment objectives from those of another fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new funds.

Each share of the Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plan of Distribution. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Board of Trustees is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders of all funds in the Trust are entitled to vote on matters affecting all of the funds (such as the election of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual fund, a separate vote of that fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting the Fund.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION
CUSTODIAN

The Custodian of the assets of the Trust is The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore, 2nd Floor, Kansas City, Missouri, 64105, serves as the Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust's tax returns.

COUNSEL

Goodwin, Procter & Hoar LLP, One Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

                                 VAN ECK FUNDS

                               ASIA DYNASTY FUND
                               EMERGING MARKETS
                                  GROWTH FUND
                             GLOBAL BALANCED FUND
                            GLOBAL HARD ASSETS FUND
                              GLOBAL INCOME FUND
                            GLOBAL REAL ESTATE FUND
                              GOLD/RESOURCES FUND
                            INTERNATIONAL INVESTORS
                                   GOLD FUND
                          U.S. GOVERNMENT MONEY FUND

                          YOUR INVESTMENT DEALER IS:
                          --------------------------

            Transfer Agent and Shareholder Service Representative:
                               DST Systems, Inc.
                                P.O. Box 418407
                          Kansas City, Missouri 64141
                                (800) 544-4653


                             [LOGO] VAN ECK GLOBAL



                                 June 2, 1997

                                    VAN ECK

                                    GLOBAL

                                 REAL ESTATE

                                     FUND


                                  PROSPECTUS


                             [LOGO] VAN ECK GLOBAL

                          VAN ECK FUNDS (the "Trust")
                        VAN ECK GLOBAL REAL ESTATE FUND
                     99 Park Avenue, New York, N.Y. 10016
                Shareholder Services: Toll Free (800) 544-4653


     Van Eck Funds is a mutual fund consisting of separate series. This Statement of Additional Information relates only to Global Real Estate Fund (the "Fund").

TABLE OF CONTENTS                                                                                         Page
-----------------                                                                                         ----

GENERAL INFORMATION.......................................................................................   2
INVESTMENT OBJECTIVE AND POLICIES OF THE FUND.............................................................   2
RISK FACTORS .............................................................................................   3
     INVESTING IN FOREIGN SECURITIES......................................................................   3
     FOREIGN CURRENCY TRANSACTIONS........................................................................   5
     FUTURES AND OPTIONS TRANSACTIONS.....................................................................   6
     MORTGAGE-BACKED SECURITIES...........................................................................   7
     REAL ESTATE SECURITIES...............................................................................   7
     COMMERCIAL PAPER.....................................................................................   7
     DEBT SECURITIES......................................................................................   8
     SHORT SALES..........................................................................................   8
     DIRECT INVESTMENTS...................................................................................   8
     REPURCHASE AGREEMENTS................................................................................   9
     RULE 144A SECURITIES.................................................................................   9
INVESTMENT RESTRICTIONS...................................................................................  10
INVESTMENT ADVISORY SERVICES..............................................................................  12
THE DISTRIBUTOR...........................................................................................  13
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................................................  14
TRUSTEES AND OFFICERS.....................................................................................  16
VALUATION OF SHARES.......................................................................................  19
EXCHANGE PRIVILEGE........................................................................................  21
TAX-SHELTERED RETIREMENT PLANS............................................................................  21
INVESTMENT PROGRAMS.......................................................................................  24
TAXES.....................................................................................................  25
REDEMPTIONS IN KIND.......................................................................................  28
PERFORMANCE ..............................................................................................  28
ADDITIONAL INFORMATION....................................................................................  29
FINANCIAL STATEMENTS......................................................................................  30
APPENDIX..................................................................................................  31
MARKET INDEX DESCRIPTIONS.................................................................................  37


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated June 2, 1997 (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone number at the top of this page. Shareholders are advised to read and retain this Statement of Additional Information for future reference.


               STATEMENT OF ADDITIONAL INFORMATION JUNE 2, 1997

                              GENERAL INFORMATION
                              -------------------

     Van Eck Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of The Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently nine series of Van Eck Funds being offered: Asia Dynasty Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Global Income Fund (Class A), Global Real Estate Fund (Class A, B and C), Gold/Resources Fund (Class A), International Investors Gold Fund (Class A), and U.S. Government Money Fund.

     The Fund is known as one of the Van Eck Global Funds. The other Van Eck Global Funds are Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund. The remainder of the funds in the Trust are referred to as the Van Eck Gold and Money Funds.

     The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (10the "1940 Act").

     Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Fund.

                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND
                 ---------------------------------------------

Global Real Estate Fund
-----------------------

     The Global Real Estate Fund seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

     The Fund will, under normal conditions, invest at least 65% (and at times nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets ("Real Estate Companies").

     The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better by Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high qualify as determined by the Adviser

                                 RISK FACTORS
                                 ------------

                        Investing In Foreign Securities
                        -------------------------------

     Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

     Investments may be made from time to time by Global Real Estate Fund in companies in developing countries as well as in developed countries. Global Real Estate Fund may have a substantial portion of its assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of emerging market countries investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the emerging market countries or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the emerging market countries varies widely. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

     The securities markets in the emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in the emerging market countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in emerging market countries securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the emerging market countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid emerging market countries securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, emerging market countries securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

     The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

     Global Real Estate Fund will invest world-wide in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies in the emerging market countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of the emerging market countries are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     China governmental actions can have a significant effect on the economic conditions in the Asia region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

     China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Fund, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other emerging market countries.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                         Foreign Currency Transactions
                         -----------------------------

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. Dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

     A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Adviser will not commit the Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Fund's Custodian will place the securities being hedged, cash or U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

                       Futures And Options Transactions
                       --------------------------------

     Global Real Estate Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

     The use of financial futures contracts and commodity futures contracts, and options on such futures contracts, may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest. Because the financial markets in the other developing countries are not as developed as in the United States these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks.

     The use of financial futures and commodity futures contracts, and options on such futures contracts as hedging instruments involves several risks.
First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     It is the policy of the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company to prevent double taxation of the Fund and its shareholders. One of these requirements is that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Another test requires that at least 90% of the Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contract transactions may be materially limited by these tests.

                          Mortgage-Backed Securities
                          --------------------------

     The Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

                            Real Estate Securities
                            ----------------------

     The assets of real estate investment trusts ("REITs") consist primarily of interest in real estate and real estate loans. REITs are often classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interests in property and realize income from rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

     REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).


                               Commercial Paper
                               ----------------

     Global Real Estate Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                                Debt Securities
                                ---------------

     The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

     New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

                                  Short Sales
                                  -----------

     Global Real Estate Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the
segregated account will not exceed 25% of the Fund's net assets.   The Fund's
ability to engage in short sales may be limited by the requirement of current US tax laws that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

                              Direct Investments
                              ------------------

     Global Real Estate Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

     Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

     Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments

                             Repurchase Agreements
                             ---------------------

     Global Real Estate Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of the Fund's total assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

            Rule 144A Securities And Section 4(2) Commercial Paper
            ------------------------------------------------------

     The Securities and Exchange Commission adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

     The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

     In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

     Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Fund.

                            INVESTMENT RESTRICTIONS
                            -----------------------

     The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

     With respect to Global Real Estate Fund, restrictions 1, 4, 8, 10, 14, 15 and 16, are not fundamental, unless otherwise provided for by applicable federal or state law.

     The Global Real Estate Fund may not:

     1. Invest in securities which are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Global Real Estate Fund's net assets would be invested in such securities.

     2. Purchase or sell real estate, although the Global Real Estate Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

     3. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that Global Real Estate Fund may for hedging and other purposes buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts, (however, the Global Real Estate Fund is excluded from the 5% limitation for margin deposit for futures position entered into for bona fide hedging purposes).

     4. Purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Global Real Estate Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

     5. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. Global Real Estate Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     6. Underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

     7. Borrow money, except that Global Real Estate Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities.

     8. Mortgage, pledge or otherwise encumber its assets except to secure borrowing effected within the limitations set forth in restriction (7).

     9. Issue senior securities except insofar as the Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin; (iv) commodity futures contracts purchased on margin; (v) foreign currency swaps; and (vi) issuing multiple classes of shares.

     10. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Global Real Estate Fund, may make initial or maintenance margin payments in connections with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (7).

     11. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Global Real Estate Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Global Real Estate Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts.

     12.  Make investments for the purpose of exercising control or management.

     13. Invest more than 25 percent of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Global Real Estate Fund and as otherwise stated in the Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     14. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

     15. Purchase participations or other interests (other than equity stock interests in the case of the Global Real Estate Fund) in oil, gas or other mineral exploration or development programs.

     16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction.

     17.  Invest in oil, gas or other mineral leases.

     With respect to restriction 3, forward foreign exchange contracts are not deemed to be a commodity or commodity contract.

     The following are not considered fundamental policies. Global Real Estate Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. Global Real Estate Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes.


                         INVESTMENT ADVISORY SERVICES
                         ----------------------------

     The investment adviser and manager of the Fund is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of July 30, 1985, as amended. The Adviser oversees an investment program for the Fund, subject to the overall supervision and review of the Board of Trustees. The Adviser is currently the oldest and largest gold manager investing in gold mining shares. The Adviser's team of gold managers and analysts average over 25 years of experience.

     The Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering its affairs. The Adviser compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly at the annual rate of 1% of average daily net assets.

     The expenses borne by the Fund include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

     The Advisory Agreement with respect Global Real Estate Fund was approved at
a meeting of the Board of Trustees held on April 22, 1997.   The Advisory
Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the 1940 Act.

     Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust. Mr. van Eck offered the first global mutual fund to U.S. investors in 1955 and offered the first gold fund to U.S. investors in 1968. Mr. van Eck and members of his immediate family own 100% of the voting stock of the Adviser.


                                THE DISTRIBUTOR
                                ---------------

     Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation.
The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Distribution Agreement with respect to the Fund was approved by the action of the Trustees on April 22, 1997.

     The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws.

     To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, Global Real Estate Fund (Class A, B and C) has adopted Plans of Distribution pursuant to Rule 12b-1 (the "Plans") under the 1940 Act which provide for the compensation of brokers and dealers who sell shares of the Fund or provide servicing. Global Real Estate Fund (Class A, B and C) Plans are compensation type plans with a carry-forward provision which provides that the Distributor recoup distribution expenses in the event the Plans are terminated. For the periods prior to April 30, 1998, the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plans, to waive its right to reimbursement of carry-forward amounts in the event the Plans are terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Pursuant to the Plans, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans were approved for the Fund, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on each such Plan on April 22, 1997. A Plan shall continue in effect as to the Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the 1940 Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE
                     ------------------------------------

     The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount.

     In purchasing and selling the Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     In addition, the Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealers.

     The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under the Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of its affiliates.

     The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     While it is the policy of the Fund generally not to engage in trading for short-term gains, the Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Global Real Estate Fund anticipates that its annual portfolio turnover rate may exceed 100%.

     The portfolio turnover rates of the Fund may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

     The Adviser and related persons, may from time to time, buy and sell for their own accounts securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts a Code of Ethics has been adopted by the Adviser which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days; or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

                             TRUSTEES AND OFFICERS
                             ---------------------

The Trustees and officers of the Van Eck Funds, their address, position with the Trust and principal occupations during the past five years are set forth below.

Trustees of Van Eck Funds:

@ *  JOHN C. van ECK, CFA (81) - Chairman of the Board
-------------------------
     270 River Road, Briarcliff Manor, New York; President of the Asia Dynasty Fund, Global Balanced Fund and Emerging Markets Growth Fund series of Van Eck Funds and the Worldwide Balanced Fund and Worldwide Emerging Markets Fund series of Van Eck Worldwide Insurance Trust; Chairman of the Board and President of another investment company advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@ # + JEREMY H. BIGGS (61) - Trustee
---------------------
     1220 Park Avenue, New York, NY 10128; Trustee of another investment company advised by the adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc., which has entered into sub-advisory agreements with Van Eck Funds and Van Eck Worldwide Insurance Trust as to the Global Balanced Fund and the Worldwide Balanced Fund series, respectively; Chairman of the Board to all funds of Davis Funds Group (mutual fund management company); Former Director, International Investors Incorporated (1990-1991).

# + RICHARD C. COWELL (69) - Trustee
---------------------
     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of another investment company advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-
1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983) Duncan Gold Resources, Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-1982), Western World Insurance Co.

@*  PHILIP D. DEFEO (51) - Trustee
-------------------
     99 Park Avenue, New York, NY 10016; Trustee of another investment company advised by the Adviser; President, Chief Executive Officer and Director of Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer) since September 1996; Former Executive Vice President and Director of Marketing and Customer Services (June 1994 - August
1996), Cedel International (finance and settlements); Former Managing Director (July 1992 - April 1994), Lehman Brothers (investment bank and broker-dealer); Former Senior Vice President, Fidelity Investments and Former President, Fidelity Services Company (financial services); (1987-1992).

# + WESLEY G. McCAIN (54) - Trustee
--------------------
     144 East 30th Street, New York, New York 10016; Trustee of other affiliated investment companies advised by the Adviser; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser); Chairman, Eclipse Financial Asset Trust (mutual fund); Chairman and Owner, Eclipse Financial Services, Inc.; General Partner, Pharaoh Partners, L.P.; Principal, Pharaoh Partners (Cayman) LDC; President, Millbrook Associates, Inc. (investment adviser); Trustee, Libre Group Trust; Former Director, International Investors Incorporated; Former Chairman and Owner, Finacor, Inc. (financial services).

# DAVID J. OLDERMAN (61) - Trustee
-------------------
     40 East 52nd Street, New York, New York 10022; Trustee of another investment company advised by the Adviser; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

# * RALPH F. PETERS (68) - Trustee
-------------------
     66 Strimples Mill Road, Stockton, New Jersey 08559-1703; Trustee of another investment company advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund, Inc., New York; Former Director, International Investors Incorporated.

# RICHARD D. STAMBERGER (38) - Trustee
-----------------------
     888 17th Street, N.W., Washington, D.C. 20006; Trustee of two other investment companies advised or administered by the Adviser; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, L.L.C. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-
1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

@ ** FRED M. van ECK  (78) - Trustee
--------------------
     99 Park Avenue, New York, New York; Trustee of another investment company advised by the Adviser; Private Investor; Director, Van Eck Associates Corporation; Director, Van Eck Securities Corporation; Former General Partner (1950-1976), J. H. Whitney & Co. (venture capital).

Officers of the Trust:

LUCILLE PALERMO (51) - Executive Vice President
---------------
     99 Park Avenue, New York, New York 10016; President of Gold/Resources Fund and International Investors Gold Fund; Officer of another investment company advised by the Adviser; Associate Director, Mining Research of the Adviser; Investment Strategist and Analyst with Drexel Burnham Lambert (1979-1989).

MADIS SENNER (43) - Executive Vice President
------------
99 Park Avenue, New York, New York 10016; President of the Global Income Fund series of Van Eck Funds and the Worldwide Bond Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company advised by the Adviser; Director, Global Fixed Income of Van Eck Associates Corporation; Former Global Bond Manager, Chase Manhattan Private Bank (1992-1994); Former President and founder, Sunray Securities, Inc. (1989-1992).

DEREK van ECK (32) - Executive Vice President
-------------
99 Park Avenue, New York, New York 10016; President of the Global Hard Assets Fund series of Van Eck Funds and the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company adviser by the Adviser; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies.

BRUCE J. SMITH (42) - Vice President and Treasurer
--------------
     99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Adviser; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THADDEUS M. LESZCZYNSKI (50) - Vice President and Secretary
-----------------------
     99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies.

JOSEPH P. DiMAGGIO (40) - Controller
------------------
     99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

CHARLES CAMERON (37) - Vice President
---------------
99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Director of Trading of Van Eck Securities Corporation

SUSAN C. LASHLEY (42) - Vice President
----------------
99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

KEVIN REID (34) - Vice President
----------
     99 Park Avenue, New York, New York 10016; President of the Global Real Estate Fund series and Vice President of the Global Hard Assets Fund series of Van Eck Funds and President of the Worldwide Real Estate Fund and Vice President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company advised by the Adviser; Director, Real Estate Research of Van Eck Associates Corporation.

BARBARA J. ALLEN (40) - Assistant Secretary
----------------
99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation; Former Senior Counsel, Arizona Corporation Commission, Securities Division (1990-1994).

SUSAN I. GRANT (44)  -  Assistant Secretary
--------------
99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Adviser; Senior Attorney of Van Eck Associates Corporation; formerly employed by The Royce Funds (1994 to 1996) and First Investors Corporation (1989 to 1994).

Gregory Krenzer (24)  President of Van Eck U.S. Government Money Fund
---------------
99 Park Avenue, New York, New York 10016; Research Analyst and Portfolio Assistant (Global Fixed Income) of Van Eck Associates Corporation since 1994.

----------------
@    An "interested person" as defined in the 1940 Act.
* Member of Executive Committee -exercises general powers of Board of Trustees between meetings of the Board.
**   Brother of Mr. John C. van Eck.
 . #  Member of the Nominating Committee.
+ Member of the Audit Committee -reviews fees, services, procedures, conclusions and recommendations of independent auditors

                                                      1996 Compensation Table
                                                      -----------------------

                                    Van Eck Funds               Van Eck Funds            Total Fund Complex
                                (Current Trustees Fees)    (Deferred Compensation)        Compensation(a)
                                -----------------------    -----------------------        ---------------
John C. van Eck                              $0                         $0                         $0
Jeremy H. Biggs                         $22,108                    $ 8,929                    $40,000
Richard C. Cowell                       $57,884                         $0                    $66,500
Philip D. DeFeo                              $0                         $0                         $0
Wesley G. McCain                             $0                    $34,684                    $44,000
David J. Olderman                            $0                    $27,521                    $35,000
Ralph F. Peters                         $24,408                         $0                    $31,000
Richard D. Stamberger                   $15,158                    $16,808                    $40,875
Fred M. van Eck                              $0                         $0                         $0

(a) The term "fund complex" refers to the funds of the Trust and the series of the Van Eck Worldwide Insurance Trust, which are also managed by the
     Adviser.  The Trustees are paid a fee for their services to the Trust.   No
     other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.


                              VALUATION OF SHARES
                              -------------------

     The net asset value per share of the Fund is computed by dividing the value of all of the Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

     Dividends paid by the Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B or Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

     Shares of Global Real Estate Fund-A are sold at the public offering price which is determined once each day the Fund is open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of Global Real Estate Fund-B are sold with a contingent deferred sales charge. Shares of Global Real Estate Fund-C are sold with a redemption fee.

     In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years, Class C shares held for over one year, shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares or Class B held longest during the applicable period.

     To provide two examples, assume an investor purchased 100 Class B shares of Global Real Estate Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 Class C shares of Global Real Estate Fund at $10 per share (at a cost of $1,000) and six months after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1%.

     The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

     Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.


                              EXCHANGE PRIVILEGE
                              ------------------

     Class A, Class B and Class C shareholders of the Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

     The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).


                        TAX-SHELTERED RETIREMENT PLANS
                        ------------------------------

     The Trust offers several prototype tax-sheltered retirement plans through which shares of the Fund may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

     Individual Retirement Account and Spousal Individual Retirement Account.
     -----------------------------------------------------------------------
The IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. An IRA may also be established pursuant to a SEP. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, after tax years ending on December 31, 1996, the maximum deductible amount that the individual may contribute annually is the lesser of $4000 or 100% of such individual's compensation includible in his/her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP are excluded from an employee's gross income and are subject to different limitations.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to an IRA or SPIRA if his or her adjusted gross income exceeds the following levels: $35,000 for a single taxpayer, $50,000 for married taxpayers who file joint returns, and $10,000 for married taxpayers who file separate tax returns. (Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan.) All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

     In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds these specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of $40,000.

     Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

     Simplified Employee Pension Plan.  A SEP may be utilized by employers to
     --------------------------------
provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996.

     Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

     Qualified Pension Plans.  The Qualified Pension Plan can be utilized by
     -----------------------
self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of the Fund under a retirement program.

     The maximum contribution which may be made to a Qualified Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

     403(b)(7) Program.  The Tax-Deferred Annuity Program and Custodial Account
     -----------------
offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                              INVESTMENT PROGRAMS
                              -------------------

     Dividend Reinvestment Plan.  Reinvestments of dividends of the Fund will
     --------------------------
occur on a date selected by the Board of Trustees.

     Automatic Exchange Plan.  Investors may arrange under the Exchange Plan to
     -----------------------
have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund. This does not apply to Class B or Class C shares.

     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     Automatic Investment Plan.  Investors may arrange under the Automatic
     -------------------------
Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     Automatic Withdrawal Plan.  The Automatic Withdrawal Plan is designed to
     -------------------------
provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. This Plan is not available to Class B or Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Fund.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.


                                     TAXES
                                     -----

Taxation of the Fund -- In General
----------------------------------

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) short sales of securities; (ii) stock or securities; (iii) options, futures or forward contracts (other than on foreign currencies) or (iv) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution
                                                   -------------
requirement. To avoid the tax, during each calendar year the Fund must distribute (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any portion (not taxed to the Fund) of the
2% balance from the prior year.   The Fund intends to make sufficient
distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments
----------------------------------

     Original issue discount.  For federal income tax purposes, debt securities
     -----------------------
purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at
maturity of a debt obligation over the issue price.   Original issue discount is
treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions  Certain of the Fund's investments may be
     --------------------------------
subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

     Foreign Currency Transactions  Under Section 988 of the Code, special rules
     -----------------------------
are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Fund.

Taxation of the Shareholders
----------------------------

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

     Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Code. When Global Real Estate Fund satisfies this requirement, the Fund will make such an election. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Fund on its foreign investments.

     The Fund cannot assure investors that it will be eligible for the foreign tax credit. The Fund will advise shareholders annually of your share of any creditable foreign taxes paid by the Fund.

     The Fund may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the

Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.


                              REDEMPTIONS IN KIND
                              -------------------

     The Fund elects to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.


                                  PERFORMANCE
                                  -----------

     The Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P(1+T)n = ERV

Where:  P=A hypothetical initial payment of $1,000
        T=Average annual total return
        n=Number of years
        ERV=Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

     The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The Global Real Estate Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

       YIELD = 2[(A-B/CD + 1)6-1]
Where: A     =         dividends and interest earned during the period
       B     =         expenses accrued for the period (net of reimbursement)
       C     =         the average daily number of shares outstanding during
                       the period that were entitled to receive dividends
       D     =         the maximum offering price per share on the last day
                       of the period after adjustment for payment of dividends within 30 days thereafter

     The Global Real Estate Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                       [(B-A)/A](100)=ATR
               Where:  A=initial investment
                       B=value at end of period
                       ATR=aggregate total return

     The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Advertising Performance
-----------------------

     As discussed in the Fund's Prospectus, the Fund may quote performance results from recognized publications which monitor the performance of mutual funds, and the Fund may compare its performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Fund may quote and compare its performance to the performance of various economic and market indices and indicators, such as the S&P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Salomon Brothers World Property Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index, Morgan Stanley REIT Index and GNP and GDP data. Descriptions of these indices are provided in Part B of the Appendix.


                            ADDITIONAL INFORMATION
                            ----------------------

     Custodian.  The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New
     ---------
York is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     Independent Accountants.  Coopers & Lybrand L.L.P., 1301 Avenue of the
     -----------------------
Americas, New York, New York 10019, serve as the independent accountants for the Trust.

     Counsel.  Goodwin, Procter & Hoar, LLP Exchange Place, Boston,
     -------
Massachusetts 02109 serves as counsel to the Trust.

                             FINANCIAL STATEMENTS
                             --------------------

     As the Global Real Estate Fund is a newly created series of the Trust, the Fund has no operating history and therefore does not yet have a financial statement.

                                   APPENDIX
                                   --------

PART A.

Corporate Bond Ratings
----------------------

     Description of Moody's Investors Service, Inc. corporate bond ratings:

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of Standard & Poor's Corporation corporate bond ratings;

     AAA --Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

     AA --Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A --Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB --Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings
-----------------------

     Moody's Investors Service, Inc. describes its preferred stock ratings as:

     aaa -An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

     aa -An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a -An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

     ca -An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c -This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of every attaining any real investment standing.

     Standard & Poor's Corporation describes its preferred stock ratings as:

     AAA -This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB -An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB,B,CCC -Preferred stocks rated BB,B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Debt Ratings
-----------------------

     Description of Moody's short-term debt ratings:

     Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by may of the following characteristics:
leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

     Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's short-term debt ratings:

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

     A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B--Issues rated B are regarded as having only speculative capacity for timely payment.

     C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PART B
------

     The publications and services from which the Fund will quote performance are: Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                       PERFORMANCE CHARTS

           Best Performing World  Government Bond Markets*
                      1986 through December, 1996

     1986          Japan            47.4%
     1987          U.K.             46.6%
     1988          Australia        28.8%
     1989          Canada           16.2%
     1990          U.K.             30.9%
     1991          Australia        23.5%
     1992          Japan            10.8%
     1993          Japan            27.6%
     1994          Belgium          12.2%
     1995          Sweden           34.8%
     1996          Italy            27.2%
     *in U.S. dollar terms

Source: Salomon Brothers World Government Bond Index, a market capitalization weighted total return index of developed world government bonds with remaining maturities of one year or more.

_________________________

                  Annual Real (Inflation-Adjusted) GDP Growth
                           (in local currency terms)


               1989   1990   1991   1992     1993    1994     1995
               ----   ----   ----   ----     ----    ----     ----

Hong Kong       2.6%   3.4%   5.1%   6.3%     6.4%    5.4%     4.7%
Singapore       9.4%   8.1%   7.3%   6.2%    10.4%   10.1%     8.8%
Thailand       12.2%  11.6%   8.4%   7.8%     8.3%    8.8%     8.6%
Malaysia        9.2%   9.7%   8.4%   7.8%     8.3%    9.2%     9.5%
Indonesia       7.5%   7.2%   7.0%   6.5%     6.5%    7.7%     8.2%
Philippines     6.2%   3.0%  -0.5%   0.3%     2.1%    4.4%     4.8%
South Korea     6.4%   9.5%   9.1%   5.1%     5.8%    8.6%     9.0%
China           4.3%   3.9%   9.2%  14.2%    13.5%   12.7%    10.6%

Source: All Countries except Hong Kong: International Financial Statistics (International Monetary Fund) - 2/96 and 5/97 Hong Kong: Datastream

Gross Domestic Product: The market value of all final goods and services produced by labor and property supplied by residents of the applicable country in a given period of time, usually one year. Gross Domestic Product comprises
(1) purchases of persons (2) purchases of governments (Federal, State & Local)
(3) gross private domestic investment (includes change in business inventories) and (4) international trade balance from exports.

                      Asian Stock Market Total Returns**

     The chart below provides returns for the key developing Asian stock markets for the given periods. While these markets can be volatile, the long-term returns may be greater than those achieved by more mature equity markets.

                                                                                                         9yr.
                                                                                           5yr.       Compounded
                                                                                        Compounded       avg.
                                                                                       avg. annual      annual
                                                                                          return        return
               1988    1989    1990    1991    1992    1993    1994    1995     1996   (1991-1995)    12/31/96
               ----    ----    ----    ----    ----    ----    ----    ----     ----   -----------    ----------

Hong Kong      22.7%    3.4%    3.7%   42.8%   27.4%  109.9%  -31.0%   18.2%    28.9%   23.0%            20.3%
Indonesia     227.8%   77.1%    5.2%  -46.4%   -2.1%  102.2%  -27.0%    7.5%    25.4%   14.3%            22.8%
Malaysia       23.9%   52.6%   -9.9%    3.1%   15.7%  107.3%  -20.7%    4.0%    24.5%   19.7%            17.7%
Philippines    40.0%   62.9%  -47.7%   83.5%   37.1%  121.4%   -8.3%  -11.8%    16.8%   23.5%            22.7%
Singapore      32.3%   43.3%  -15.8%   41.6%    3.0%   71.4%    4.7%   11.0%    -0.7%   15.3%            18.5%
So. Korea      94.0%    0.4%  -28.5%  -17.1%    0.0%   29.1%   22.1%   -4.6%   -38.4%   -1.5%             0.8%
Taiwan        117.3%   83.5%  -55.4%   11.8%  -24.6%   82.3%   19.7%  -30.2%    38.9%    9.8%            13.7%
Thailand       41.6%  106.1%  -29.7%   18.1%   30.4%   97.8%  -11.2%   -5.7%   -38.0%   14.0%            14.0%

Source:    Morgan Stanley & Co. Incorporated

Performance provided in U.S. dollar terms and does not include reinvestment of dividends. Past performance is not indicative of future results.

**These are unmanaged indices and are not the investment results of the Fund nor are they the results the Fund would have obtained, which may vary from returns of these markets. Value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

----------------------------


         Morgan Stanley Capital International Stock Market Information
                (in US currency with net dividends reinvested)
                            as of December 31, 1996

              1996   1995    1994    1993   1992    1991    1990    1989    1988   1987
              ----   ----    ----    ----   ----    ----    ----    ----    ----   ----
Australia     16.5%  11.2%    5.4%   35.2%  -10.8%   33.6%  -17.5%    9.3%  36.4%    9.3%
Austria        4.5%  -4.7%   -6.3%   28.1%  -10.7%  -12.2%    6.3%  103.9%   0.6%    2.2%
Belgium       12.0%  25.9%    8.2%   23.5%   -1.5%   13.8%  -11.0%   17.3%  53.6%    7.9%
Canada        28.5%  18.3%   -3.0%   17.6%  -12.2%   11.1%  -13.0%   24.3%  17.1%   13.9%
Denmark       21.8%  18.8%    3.8%   32.8%  -28.3%   16.6%   -0.9%   43.9%  52.7%   13.2%
Finland       33.9%   4.6%   52.2%   82.7%  -13.0%  -18.1%  -31.7%   -9.6%  13.7%   N/A
France        21.2%  14.1%   -5.2%   20.9%    2.8%   17.8%  -13.8%   36.2%  37.9%  -13.8%
Germany       13.6%  16.4%    4.7%   35.6%  -10.3%    8.2%   -9.4%   46.3%  20.6%  -24.8%
Hong Kong     33.1%  22.6%  -28.9%  116.7%   32.3%   49.5%    9.2%    8.4%  28.1%   -4.1%
Ireland       32.0%  22.4%   14.5%   42.4%  -21.2%   12.2%  -16.7%   41.2%  25.1%   N/A
Italy         12.6%   1.0%   11.6%   28.5%  -22.2%   -1.8%  -19.2%   19.4%  11.5%  -21.3%
Japan        -15.5%   0.7%   21.4%   25.5%  -21.5%    8.9%  -36.1%    1.7%  35.4%   43.0%
Malaysia      25.9%   5.2%  -19.9%  110.0%   17.8%    5.0%   -7.9%   55.8%  26.5%   N/A

                  1996   1995   1994   1993    1992    1991    1990   1989    1988   1987
                  -----------------------------------------------------------------------

Netherlands       27.5%  27.7%  11.7%  35.3%    2.3%   17.8%   -3.2%  35.8%   14.2%   7.1%
New Zealand       17.2%  20.9%   8.9%  67.7%   -1.4%   18.3%  -37.7%  11.4%  -13.8%  N/A
Norway            28.6%   6.0%  23.6%  42.0%  -22.3%  -15.5%    0.7%  45.5%   42.4%   5.7%
Singapore         -6.9%   6.5%   6.7%  68.0%    6.3%   25.0%  -11.7%  42.3%   33.3%   2.3%
Spain             40.1%  29.8%  -4.8%  29.8%  -21.9%   15.6%  -13.7%   9.8%   13.5%  36.9%
Sweden            37.2%  33.4%  18.3%  37.0%  -14.4%   14.4%  -21.0%  31.8%   48.3%   2.0%
Switzerland        2.3%  44.1%   3.5%  45.8%   17.2%   15.8%   -6.2%  26.2%    6.2%  -9.5%
United Kingdom    27.4%  21.3%  -1.6%  24.4%   -3.7%   16.0%   10.3%  21.9%    6.0%  35.1%
US                23.2%  37.1%   1.1%   9.1%    6.4%   30.1%   -3.2%  30.0%   14.6%   2.9%

                  Morgan Stanley Capital International Index
                (in US currency with net dividends reinvested)
                            as of December 31, 1996

                   10 year annual total return
                   ---------------------------

     Australia             11.4%
     Austria               7.6%
     Belgium               13.8%
     Canada                9.3%
     Denmark               15.2%
     Finland               N/A
     France                10.3%
     Germany               8.2%
     Hong Kong             21.9%
     Ireland               N/A
     Italy                 0.5%
     Japan                 3.4%
     Malaysia              N/A
     Netherlands           16.9%
     New Zealand           N/A
     Norway                13.2%
     Singapore             15.0%
     Spain                 11.6%
     Sweden                16.4%
     Switzerland           13.1%
     United Kingdom        15.1%
     USA                   14.4%



                           MARKET INDEX DESCRIPTIONS

     Salomon Brothers World Property Equity Index: A top-down, float capitalization-weighted index that includes shares of approximately 380 companies in 19 countries.

     GPR-LIFE Global Real Estate Securities Index: A market capitalization-weighted index of property companies in 33 countries.

     Morgan Stanley Capital International Real Estate Index: An arithmetic, market value-weighted average of the performance of property shares worldwide.

     NAREIT Equity Index: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgage REITs.

     Wilshire REIT Securities Index: A capitalization-weighted index comprised of publicly traded real estate investment trusts (excluding special purpose or health care REITs).

     Morgan Stanley REIT Index: A capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts.

     Gross Domestic Product: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.